UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016 (March 7, 2016)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On March 7, 2016, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its first quarter ended January 31, 2016. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)	percentage decrease in the Company’s consolidated net sales for the first quarter of 2016 compared to the first quarter of 2015, after adjusting for the impact of divestitures for both quarters and currency translation for the first quarter of 2016, which is equal to (a) the Company’s consolidated net sales for the first quarter of 2016 minus the Company’s consolidated net sales for the first quarter of 2015, after adjusting each quarter for divestitures occurring during fiscal years 2016 and 2015 and after adjusting the first quarter of 2016 for currency translation applicable to such quarter, divided by (b) the Company’s consolidated net sales for the first quarter of 2015 after adjusting such quarter for divestitures occurring during fiscal years 2016 and 2015;

(ii)	earnings per diluted class A share of the Company before special items for the first quarter of 2016 and the first quarter of 2015, which is equal to earnings per diluted class A share on the Company for the applicable quarter plus restructuring charges, plus acquisition-related costs plus non-cash asset impairment charges and less gains or plus losses, as applicable, on timberland gains and disposal of properties, plants, equipment and businesses, net of tax, each on a consolidated basis for the applicable quarter;

(iii)	net sales excluding the impact of divestitures for each of the Company’s Rigid Industrial Packaging & Services and Flexible Products & Services business segments for the first quarter of 2016 and the first quarter of 2015, which is equal to that business segment’s net sales for the applicable quarter as adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment;

(iv)	operating profit before special items and excluding the impact of divestitures for the Company’s Rigid Industrial Packaging & Services and Paper Packaging & Services business segments for the first quarter of 2016 and the first quarter of 2015, which is equal to that business segment’s operating profit plus that business segment’s restructuring charges, plus the business segment’s non-cash asset impairment charges, plus acquisition-related costs, plus losses on disposal of properties, plants, equipment, and businesses, net, and as further adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment; and

(v)	operating loss before special items for the Company’s Flexible Products & Services business segment for the first quarter of 2016 and the first quarter of 2015, which is equal to that business segment’s operating loss plus the business segment’s restructuring charges, plus that business segment’s non-cash asset impairment charges, plus losses on disposal of properties, plants, equipment, and businesses, net, occurring during fiscal years 2016 and 2015 as applicable to the business segment.

Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to enable investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company than the most nearly equivalent GAAP data.

After the Earnings Release was issued, the Company corrected immaterial errors in the two tables in the Earnings Release under the caption “Segment Results.” The corrections related to the “Volume” and “Selling Prices and Product Mix” components for calculating the percentage impact on net sales from the Company’s Paper Packaging & Services business segment for the first quarter of 2016. The corrected tables are set forth below. Although the corrections changed the component numbers in both tables, the overall impact on net sales from the Paper Packaging & Services business segment was (.05%) both before and after the corrections.

Net Sales Impact - Excluding Divestitures:	Rigid Industrial Packaging & Services	Paper Packaging & Services	Flexible Products & Services
Currency Translation	(11.3%)	—	(9.8%)
Volume	(1.3%)	3.9%	(12.3%)
Selling Prices and Product Mix	(2.4%)	(4.4%)	8.0%

	(15.0%)	(0.5%)	(14.1%)

Net Sales Impact:	Rigid Industrial Packaging & Services	Paper Packaging & Services	Flexible Products & Services
Currency Translation	(10.9%)	—	(9.4%)
Volume	(4.9%)	3.9%	(12.3%)
Selling Prices and Product Mix	(1.9%)	(4.4%)	4.4%

	(17.7%)	(0.5%)	(17.3%)

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On March 7, 2016, the Company released recorded remarks of management, made available on the Company’s website at www.greif.com/investors, regarding the Company’s financial results for its first quarter ended January 31, 2016. The file transcript of management’s recorded remarks is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On March 8, 2016, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its first quarter ended January 31, 2016. The file transcript of the Conference Call is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on March 07, 2016 announcing the financial results for its first quarter ended January 31, 2016.

99.2	File transcript of recorded remarks of management of Greif, Inc., made available on the Company’s website at www.greif.com/investors on March 7, 2016, regarding the financial results for its first quarter ended January 31, 2016.

99.3	File transcript of conference call held by management of Greif, Inc. on March 08, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: March 10, 2016	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on March 7, 2016 announcing the financial results for its first quarter ended January 31, 2016.

99.2	File transcript of recorded remarks of management of Greif, Inc., made available on the company’s website at www.greif.com/investors on March 7, 2016, regarding the financial results for its first quarter ended January 31, 2016.

99.3	File transcript of conference call held by management of Greif, Inc. on March 8, 2016.